UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 301-7000

CombinatoRx, Incorporated

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2010, CombinatoRx, Incorporated (the "Company") filed an amendment to its Sixth Amended and Restated Certificate of Incorporation, with the Secretary of State for the State of Delaware changing its name to Zalicus Inc. The Company also amended its Bylaws solely to reflect its new name.

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 8, 2010, the Company held its previously announced Annual Meeting of Stockholders (the "Meeting"), at which a quorum was present. At the Meeting, the stockholders of the Company voted to approve three proposals: (i) to elect Mark Corrigan, Sally Crawford and Michael Kauffman as Class II members of the board of directors, to serve until the Company's 2013 annual meeting of stockholders ("Proposal 1"); (ii) to authorize an amendment to the Company's Sixth Amended and Restated Certificate of Incorporation to change the name of the Company to Zalicus Inc.; and (iii) to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010 ("Proposal 3").

The Company's stockholders approved Proposal 1. The votes cast at the Annual Meeting were as follows:

On the election of Mark Corrigan as a Class II director - 50,433,487 shares voted for and 544,042 shares withheld.

On the election of Sally Crawford as a Class II director - 50,382,606 shares voted for and 594,923 shares withheld.

On the election of Michael Kauffman as a Class II director - 44,146,055 shares voted for and 6,831,474 shares withheld.

The Company's stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows: 61,898,913 shares voted for, 7,536,654 shares voted against and 538,523 shares abstained from voting. There were 0 broker non-votes with respect to Proposal 2.

The Company's stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows: 69,439,743 shares voted for, 217,424 shares voted against and 316,923 shares abstained from voting. There were 0 broker non-votes with respect to Proposal 3.

Item 8.01.            Other Events.

Press Release

On September 9, 2010, the Company issued a press release announcing that it has changed its name to Zalicus Inc. The full text of the Company's press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)    Exhibits
Exhibit No.	Description
3.1	Certificate of Amendment to the Company's Sixth Amended and Restated Certificate of Incorporation.
3.2	Amended Company Bylaws.
99.1	Press release of the Company dated September 9, 2010.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALICUS INC.
	By:	/s/ Jason F. Cole
Name: Jason F. Cole
Title: Senior Vice President,
General Counsel
Dated: September 9, 2010

Index to Exhibits
Exhibit No.	Description
3.1	Certificate of Amendment to the Company's Sixth Amended and Restated Certificate of Incorporation.
3.2	Amendment to the Company's Bylaws
99.1	Press release of the Company dated September 9, 2010.